UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	September 7, 2005

Technical Olympic USA, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-32322	76-0460831
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

4000 Hollywood Blvd., Suite 500 N, Hollywood, Florida		33021
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	954-364-4000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On September 7, 2005, Technical Olympic USA, Inc. (the "Company"), Technical Olympic S.A. (the "Selling Stockholder") and UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC and JMP Securities LLC entered into an underwriting agreement (the "Underwriting Agreement") relating to the public offering at $28.00 per share of 2,920,000 shares of the Company's common stock, par value $.01 per share (the "Common Stock"), by the Company and 1,080,000 shares of Common Stock by the Selling Stockholder. The Company and the Selling Stockholder have agreed to sell up to an aggregate of 600,000 shares of the Company's Common Stock (of which up to 438,000 may be sold by the Company and 162,000 may be sold by the Selling Stockholder) if the underwriters exercise in full their over-allotment option. The shares offered by the Company are being issued and sold pursuant to the Company's shelf registration statement on Form S-3 (No. 333-122451), as amended (the "Company Registration Statement"), which was previously declared effective by the Securities and Exchange Commission ("SEC"), the base prospectus included therein and the prospectus supplement dated September 7, 2005 and filed with the SEC (the "Prospectus Supplement"). The shares offered by the Selling Stockholder are being sold pursuant to the shelf registration statement on Form S-3 (No. 333-126727) (the "Selling Stockholder Registration Statement"), which was previously declared effective by the SEC, the base prospectus included therein and the Prospectus Supplement. The Underwriting Agreement is included as Exhibit 1.1 and is hereby incorporated by reference into the Company Registration Statement and the Selling Stockholder Registration Statement. The opinion of Akerman Senterfitt, relating to the legality of the Common Stock to be issued and sold by the Company in the offering, is included as Exhibit 5.1 and is hereby incorporated by reference into the Company Registration Statement.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

1.1 Underwriting Agreement, dated September 7, 2005, by and among Technical Olympic USA, Inc., Technical Olympic S.A., UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC and JMP Securities LLC.

5.1 Opinion of Akerman Senterfitt.

23.2 Consent of Akerman Senterfitt (included in Exhibit 5.1).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Technical Olympic USA, Inc.

September 9, 2005	By:	Beatriz L. Koltis

Name: Beatriz L. Koltis
Title: Associate General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 7, 2005, by and among Technical Olympic USA, Inc., Technical Olympic S.A., UBS Securities LLC, Citigroup Global Markets Inc., Deutsche Bank Securities Inc., Wachovia Capital Markets, LLC and JMP Securities LLC.
5.1	Opinion of Akerman Senterfitt.